Exhibit 99.1

CHEMUNG FINANCIAL CORPORATION 2020 Investor Presentation

Anders Tomson, President and CEO Karl Krebs, CFO Presenters November 19, 2020 2

Anders M. Tomson President & Chief Executive Officer Louis C. DiFabio EVP, Senior Lending Officer Thomas W. Wirth, CFA EVP, Wealth Management Group Daniel D. Fariello President, Capital Bank Division Kimberly A. Hazelton EVP, Senior Banking Officer Peter Cosgrove EVP, Chief Credit Officer, Chief Risk Officer Dale Cole EVP, Chief Information Officer Karl F. Krebs EVP, Chief Financial Officer & Treasurer Executive Management Team 3

Our namesake…the Chemung Canal 4

The past decade…a period of significant growth 5

This presentation contains certain statements that may be considered forward - looking statements within the meaning of Section 27 A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, which are subject to numerous risk s a nd uncertainties. Forward looking statements can be identified by words such as "anticipates," "believes," "contemplates," "feels", "expects," "estimat es, " "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," " asp iration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "m ode ls" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "ma y," or similar expressions, which predict or indicate future events or trends and which do not relate to historical matters. These forward - looking statements are predicated on the beliefs and assumptions of Chemung Financial Corporation’s management based on information known to management as of the date of this pr esentation and do not purport to speak as of any other date. Forward looking statements should not be relied upon, because they involve known a nd unknown risks, uncertainties and other factors, some of which are beyond the control of the company. Should one or more of these risks mater ial ize or should underlying beliefs or assumptions prove incorrect, the Corporation’s actual results, performance or achievements could differ materially fr om those discussed. Factors that could cause or contribute to such differences include but are not limited to: changes in general economic, political or ind ustry conditions; changes in monetary and fiscal policies, including changes in interest rates; volatility and disruptions in capital and credit markets; cha nges in regulation or oversight; unfavorable developments concerning credit quality; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of customers of the Corporation’s and its subsidiaries; operational difficulties, failure of technol ogy , infrastructure or information security incidents; the implementation of the Corporation’s strategies and business initiatives; changes in the financial mar ket s, including fluctuations in interest rates; competitive product and pricing pressures among financial institutions within the Corporation’s markets; chan ges in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management 's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of red uci ng risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, seve re weather events and storms; and changes in accounting standards. The Corporation cautions that the foregoing list of factors is not exclusive. For a discussi on of factors that may cause actual results to differ from expectations, please refer to "Item 1A. Risk Factors" of the Chemung Financial Corporation’s An nua l Report on Form 10 - K for the year ended December 31, 2019, as updated by our filings on Form 10 - Q and other filings with the SEC. Forward - looking stateme nts speak only as of the date they are made. The Corporation does not undertake to update forward - looking statements to reflect facts, circumstances, ass umptions or events that occur after the date the forward - looking statements are made. For any forward - looking statements made in this presentation or in any documents, the Corporation claims the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigati on Reform Act of 1995. Safe Harbor Statement 6

1833 – Chemung Canal Bank founded in Elmira, NY by act of NYS Legislature 1834 – First permanent headquarters opens at 413 - 415 E. Water Street in Elmira, NY 1895 – Granted a New York State bank charter 1902 – Merged with Elmira Trust Company 1903 – Name changed to Chemung Canal Trust Company 1920 – New headquarters opens at 129 E. Water Street in Elmira, NY 1951 – First branch office opens in Elmira, NY 1971 – Current headquarters opens at One Chemung Canal Plaza in Elmira, NY 1974 – Acquired Montour National Bank, Montour Falls, NY 1985 – Chemung Financial Corporation incorporated and 10 th branch office opened, located in Corning, NY 1994 – Acquired three Columbia Banking branch offices in upstate NY 1995 – Acquired Owego National Bank, Owego, NY 2000 – Chemung Financial Corporation becomes financial holding company 2001 – CFS Group, Inc. established 2007 – Acquired trust assets of Partners Trust Bank, Binghamton, NY 2008 – Acquired assets of Cascio Financial Services, Elmira, NY 2008 – Acquired three M&T Bank branch offices located in Broome and Tioga counties, NY, total branches now exceeds 20 2009 – Acquired Canton Bancorp, Inc., Canton, PA with three branch offices 2011 – Acquired Fort Orange Financial Corp. (Capital Bank), Albany, NY with five branch offices 2013 – Acquired six Bank of America branch offices, increasing total branch locations to 34 and assets to $1.5 billion 2016 – Chemung Risk Management, Inc. established 2018 – Opened two de novo branches, one in Schenectady, NY and one in Wilton, NY 2020 – Initiated Loan Production Office in Buffalo, NY History 413 - 415 E. Water Street 1834 - 1920 129 E. Water Street 1920 - 1971 One Chemung Plaza 1971 - Present 7

Our mission is to remain a strong and independent financial services organization creating value for shareholders, customers, employees and the communities where we do business, while maintaining the highest standards of business ethics. • Value for shareholders means delivering a competitive return on investment through stock appreciation and dividends • Value for customers means delivering superior customer service and competitive products and services • Value for employees means ensuring that Chemung Canal remains a great place to work, providing competitive compensation and benefits, and opportunities for career advancement and growth • Value for communities means continuing to be an integral part of the communities we serve, being responsive to the financial needs within these communities and being a good corporate citizen • Earnings growth is the fuel that drives value creation Mission 8

• Oldest locally - owned and managed community bank in NYS, dating to 1833 • NYS chartered bank and Member of the Federal Reserve • Listed on Nasdaq Stock Market, LLC • Assets of $ 2.17 billion and 338 employees • Operates through a single subsidiary bank, Chemung Canal Trust Company, with 32 branch offices spread over twelve counties in NYS and one county in PA. • Twenty - five branch offices operate under the CCTC, covering the Finger Lakes Region and Southern Tier of NYS and the Northern Tier of PA. • Seven branch offices operate under the Capital Bank name in the Capital Region of NYS. • Strong Chemung Canal Trust Company Board and Capital Bank Advisory Board provides local market knowledge and business development opportunities. • Trust and wealth management division with $1.9 billion in assets under management or administration. • CFS Group Inc. provides mutual funds, securities and insurance brokerage services through LPL Financial. • Chemung Risk Management, Inc., the Corporation’s Nevada - based captive insurance company which insures against certain risks unique to the operations of the Corporation and its subsidiaries for which insurance may not be currently available or economically feasible in today’s insurance marketplace. About Chemung Financial Corporation 9

Corporate Hierarchy Chemung Risk Management, Inc. Bank Divisions Wealth Management Group 10

GROWTH Capital Region STABILITY Finger Lakes Region Markets Corning, NY Watkins Glen, NY Albany, NY Albany, NY 11

CCTC/Capital Market Share Source: SNL Financial, as of June 30, 2020 12 County 2020 Deposits 2020 Share Chemung $726,001,000 54.47% Albany $266,402,000 1.38% Tioga $142,433,000 27.76% Schuyler $136,053,000 56.06% Steuben $118,897,000 9.96% Cayuga $110,046,000 8.17% Tompkins $89,299,000 3.49% Bradford (PA) $63,141,000 4.96% Broome $58,334,000 1.77% Saratoga $45,741,000 0.81% Seneca $19,708,000 3.05% Cortland $19,642,000 2.49% Schenectady $17,048,000 0.51% Total $1,812,745,000

• Franchise built through acquisitions and organic growth • Three bank acquisitions since 1994 ($38 million to $255 million) • Three branch acquisitions involving twelve branch offices, ranging in deposits of $45 million to $178 million • Steady, stable organic growth in Finger Lakes Region • Higher growth potential in the Capital Region • Two de novo Branches opened in 2018, Schenectady, NY and Wilton, NY • Loan Production Office opened in Buffalo, NY in 2020 • Disciplined acquirer and well positioned to opportunistically acquire when strategic fit and pricing are right • NYS and contiguous states remain focus • Seeking appropriate wealth management, whole bank, and branch acquisition opportunities • Well capitalized, with a strong balance sheet • Focused on effective capital management • Community Banking Model • Believe and behave as a community bank • Recognized community leader within markets • Relationship focus • Strong Advisory Board created in the Capital Region • Strong credit culture • Robust enterprise wide risk management process • Disciplined underwriting • CRE loan strategy Core Strategies 13

Digital Engagement We believe digital self - service is the key to engaging and retaining our clients for the future . We strive to deliver a meaningful, secure and frictionless digital platform across all customer delivery channels . Our digital strategy provides our customers the services they have come to expect . We have developed and continue to evolve a multi year strategic plan to address digital services and the bank processes that support our important customer interactions . We evaluate Fintech companies and only engage with those that meet our product and risk tolerances . 2020 2021 2022 and Beyond Enhanced Digital Presence Customer centric Website redesigns Artificial Intelligence . Robotic Process Automation End to End Digital Loan Processing Intelligent Customer Marketing Fraud and Security controls Security and Fraud enhancements Voice Banking Interaction 14

Platinum Promise is a pledge from every one of us at Chemung Canal Trust Company to do everything within our power to make your business with us as helpful, friendly, prompt and courteous as possible. If it means meeting with you outside normal business hours or on a weekend, we’ll do it. Platinum Promise also means we’ll return your calls and answer your questions quickly. You’ll receive fast answers on loan applications, and knowledgeable help offered professionally with no “hard sell” approach. Since people like to do business with people they like, we’re committed to treating our clients and each other with the utmost courtesy and respect. We want to make your banking experience a pleasure instead of an errand. • Includes external and internal clients • Continuous client surveys • Starts when employees are first hired • Extensive training Platinum Promise 15

Platinum Promise 16

Supporting Our Community 17

• Whole Bank Acquisitions • 1974 – Montour National Bank, one branch office • 1995 – Owego National Financial Corporation, one branch office • 2009 – Canton Bancorp, Inc., three branch offices • 2011 – Fort Orange Financial Corporation (Capital Bank), five branch offices • Branch Acquisitions • 1994 – Columbia Banking FS&L, three branch offices • 2008 – M&T Bank, three branch offices • 2013 – Bank of America, six branch offices • Asset Acquisitions • 2007 – Partners Trust Bank, trust assets • 2008 – Cascio Financial Services, Elmira - based retail financial services firm History of Acquisitions Watkins Glen, NY 18

Opportunities • Loan / Deposit Ratio • Retail Transformation CHMG Return 1 Year 19 Indexes • Russell 2000/3000 *2020 figures unaudited Period: 10/01/19 – 11/13/2020: Frequency: Daily 9/30/2020 Stock Price $28.87 Price to Earnings 7.45x Price to Book 0.70x Price to Tangible Book 0.78x '20 0 0 50,000 100,000 ChemungFinancialCorporationvs.Peers IndexedPricePerformancewithtargetvolume(Actual) Price(Indexedto0) Volume ChemungFinancialCorporation PHLXKBWBankIndex(24LeadingBanks) Index:Personal:Upchmgdated_Mq.Ofdb Performance: CHMG: - 13.57% KBW Bank Index: - 10.17% CHMG Peers: - 18.00%

Opportunities • Loan / Deposit Ratio • Retail Transformation CHMG Return 3 Year 20 Indexes • Russell 2000/3000 *2020 figures unaudited Period: 10/01/17 – 11/13/2020: Frequency: Daily 9/30/2020 Stock Price $28.87 Price to Earnings 7.45x Price to Book 0.70x Price to Tangible Book 0.78x Performance: CHMG: - 22.93% KBW Bank Index: - 11.82% CHMG Peers: - 14.85% '18 '19 '20 -50 0 0 50,000 100,000 ChemungFinancialCorporationvs.Peers IndexedPricePerformancewithtargetvolume(Actual) Price(Indexedto0) Volume ChemungFinancialCorporation PHLXKBWBankIndex(24LeadingBanks) Index:Personal:Upchmgdated_Mq.Ofdb

Opportunities • Loan / Deposit Ratio • Retail Transformation CHMG Return 5 Year 21 Indexes • Russell 2000/3000 *2020 figures unaudited Period: 10/01/15 – 11/13/2020: Frequency: Daily 9/30/2020 Stock Price $28.87 Price to Earnings 7.45x Price to Book 0.70x Price to Tangible Book 0.78x Performance: CHMG: 30.39% KBW Bank Index: 26.12% CHMG Peers: 49.64% '16 '17 '18 '19 '20 0 50 100 0 50,000 100,000 ChemungFinancialCorporationvs.Peers IndexedPricePerformancewithtargetvolume(Actual) Price(Indexedto0) Volume ChemungFinancialCorporation PHLXKBWBankIndex(24LeadingBanks) Index:Personal:Upchmgdated_Mq.Ofdb

Financial Highlights ($ Millions) 22 *September 30, 2020 figures unaudited 9/30/2020 2019 2018 2017 Return on Assets 0.95% 0.88% 1.14% 0.43% Return on Equity 9.74% 8.86% 12.76% 4.91% Net Interest Margin 3.33% 3.64% 3.72% 3.56% Charge-off Ratio 0.27% 0.11% 0.41% 0.17% Total Assets $2,165 $1,788 $1,755 $1,708 Assets Under Management or Admin. $1,935 $1,915 $1,768 $1,895 Nonperforming Loans/Total Loans 1.02% 1.38% 0.93% 1.32% Nonperforming Assets/Total Assets 0.75% 1.04% 0.73% 1.13%

• Financial • Received 1,370 PPP loan applications and funded 1,260 totaling $ 189.8 million • Impacting 19,000 employees of approved businesses in our communities • 35.7% of PPP loans were for less than $350,000 and qualified for 5% origination fee from the SBA • We are assisting customers with the forgiveness application phase of the program. In our most recent 10 - Q we noted $39.2 million was submitted to the SBA and $16.4 million had been approved for forgiveness. • Provided 30 - 90 day principal and interest deferrals on commercial and consumer loans for borrowers impacted by COVID - 19 • Communities and Employees • Complying with local, state, and federal orders to contain the spread of the virus • Implemented social distancing, sanitizing, and face - covering protocols • Limited in - person branch access to appointments and facilitated drive - up and walk - up windows • Allow employees to work remotely • Continual communication to ensure top - tier financial services continue to be provided 23 COVID - 19 Response

24 COVID - 19 Loan Deferrals • Outstanding COVID - 19 deferrals: • 6 /30/20 – 629 Loans totaling $185.7MM had active COVID - 19 deferrals. • 9/30/20 – 74 Loans totaling $45.9MM had active COVID - 19 deferrals. As of June 30, 2020 Category Loan Balance Balance as % Count Count as % Commercial $ 167,066,074 89.97% 160 25.44% Mortgage $ 9,720,103 5.23% 77 12.24% Consumer $ 5,190,918 2.80% 331 52.62% Home Equity $ 2,951,702 1.59% 44 7.00% Small Business $ 584,460 0.31% 12 1.91% Line of Credit $ 181,913 0.10% 5 0.79% $ 185,695,170 100.00% 629 100.00% As of September 30, 2020 Category Loan Balance Balance as % Count Count as % Commercial $ 43,328,342 94.44% 31 41.89% Mortgage $ 779,187 1.70% 6 8.11% Consumer $ 476,287 1.04% 27 36.49% Home Equity $ 1,293,184 2.82% 10 13.51% Small Business $ - 0.00% 0 0.00% Line of Credit $ - 0.00% 0 0.00% $ 45,877,000 100.00% 74 100.00% Loan Balances with Active COVID-19 Deferrals Outstanding Loan Balances with Active COVID-19 Deferrals Outstanding

25 COVID - 19 Highly Impacted Industries • Identified industries highly impacted by COVID - 19, excluding PPP loans • Highly impacted industries totaled $248.4M, or 27.4% of commercial loan portfolio excluding PPP loans • Real Estate, Rental & Leasing includes $111.4M of loans related to hospitality, nursing home/assisted living, non - essential retail, and medical offices • Arts, entertainment, and recreation sector includes $26.6M of loans related to casinos

26 COVID - 19 PPP Loans PPP Loan Balances by NAICS Code (in Thousands) NAICS Code 9/30/20 Balance Percent of Total Construction 34,366$ 18.1% Health Care and Social Assistance 26,575 14.0% Professional, Scientific, and Technical Services 20,785 11.0% Accommodation and Food Services 19,240 10.1% Fabricated Metal Product Manufacturing 12,107 6.4% Wholesale Trade 10,418 5.5% Machinery Manufacturing 9,911 5.2% Real Estate and Rental and Leasing 8,404 4.4% Educational Services 6,940 3.7% Other Services (except Public Administration) 5,563 2.9% All Other 35,495 18.7% 189,805$ 100.0%

Asset Growth Organic • Loans in Capital Region • PPP Loans Asset Growth ($ Millions) 27 *CAGR: 12/31/14 to 9/30/2020 *September 30, figures unaudited

• Total loans: $ 1.540B at September 30, 2020 • Increase: $417.0M since December 31, 2014 • Funded $189.8 million in PPP Loans through 09/30/20 • Growing market share in the Capital Region • Greater opportunity due to ongoing economic development in the region • Low unemployment due to state government and growth of technology industries • Represents largest concentration of our commercial loan portfolio • Initiated Loan Production Office in Buffalo, NY Summary of Loan Growth 28 *CAGR: 12/31/14 to 9/30/2020 *September 30, 2020 figures unaudited 2014 2015 2016 2017 2018 2019 9 /30/2020 Chemung 64.56% 58.45% 53.05% 48.08% 45.97% 44.03% 44.10% Capital 35.44% 41.55% 46.95% 51.92% 54.03% 55.97% 55.90%

Effectively managing portfolio concentration by establishing specific criteria, such as: • % of portfolio for each category • % of capital deployed i n each category • Increased use of participations to manage risk and capital Loan Concentrations 29 *CRE ratio was 331% and 334% as of December 31, 2019 and September 30, 2020, respectively, under Federal Reserve guidelines. *September 30, 2020 figures unaudited

Commercial Loan Portfolio (9/30/2020 ) 30 September 30, 2020 figures unaudited Loan Types Non-Owner Occupied 324,660$ 29.58% Commercial & Industrial 374,850 34.16% Multi-Family 200,874 18.30% Owner Occupied 83,576 7.62% Construction 56,315 5.13% Agricultural & Farmland 1,503 0.14% Other 55,622 5.07% Total 1,097,400$ 100.00% NAICS Code / Descriptions Balances ($ Thousands) Percentage Real Estate, Rental & Leasing 632,715$ 57.66% Manufacturing 67,054 6.11% Health Care & Social Assistance 55,645 5.07% Wholesale Trade 33,337 3.04% Construction 58,019 5.29% Accommodation & Food Services 62,954 5.74% Arts, Entertainment & Recreation 37,159 3.39% Other 150,516 13.72% Total 1,097,400$ 100.00%

Non - Performing Assets 31 *September 30, 2020 figures unaudited

Deposits 32 *September 30 , 2020 figures unaudited

Deposit Breakdown 33 *September 30, 2020 figures unaudited

Net Income – Quarterly Trend ($ Thousands) 34 *September 30, 2020 figures unaudited 2017 2018 2019 $7.4MM $19.6MM $15.6MM $14.0MM 2020 Impacted by $2.9 million reduction of net deferred tax asset as a result of a decrease in the Federal income tax rate due to the Tax Act and a provision of $4.9 in specific reserves related to two relationships

• 17% of loan portfolio reprices within the next 90 days (As of September 30, 2020) • 60% of commercial loan portfolio is variable and 29% is subject to reprice over the next 90 days (As of September 30, 2020) Net Interest Margin 35 September 30, 2020 figures unaudited

Investment Portfolio 36 *September 30, 2020 figures unaudited

Wealth Management Group 37 *September 30, 2020 figures unaudited

Non - Interest Income Components 38 *September 30, 2020 figures unaudited

Non - Interest Expense Components 39 *September 30, 2020 figures unaudited

• Goal is both cost containment and cost savings • Increase efficiency in banking operations (e.g., hub and spoke) • Identify internal best practices • Develop clear action plans to implement best practices across the organization • Cost savings recognized: • Reduction in headcount • Froze pension plan and post - retirement healthcare accruals as of 12/31/2016 • Stabilization of effective tax rate • Consolidation of three branch locations within existing footprint and plans to consolidate two more branches in 2020. Expense Management and Control 40 **Efficiency ratio (adjusted) is non - interest expense less amortization of intangible assets less legal reserve divided by the total of fully taxable equivalent net interest income plus non - interest income less net gains or losses on securities transactio ns *September, 30, 2020 figures unaudited

• Grow capital organically through earnings • Continue to remain profitable and pay dividend • Completed buyback of 250,000 shares, October 2020 • Performed well under rigorous stress test at 03/31/2020 Capital Management 41 *September 30, 2020 figures unaudited ^ As of September 30, 2020

• ERM is Board / Executive Management responsibility guided by our Risk Appetite Statement and Supported by our Risk Management Policy • Board approved Risk Governance framework • Continuous monitoring of eight major risk categories (i.e., credit, interest rate, operational, liquidity, compliance, strategy, reputation, market) as well as emerging risks • Quarterly ERM KPI reports to Board • ERM is quantitative incorporating hard indicators with defined risk tolerance triggers requiring immediate response • Risk Assessment is integral to corporate strategy alignment Enterprise Risk Management 42

• Listed on Nasdaq Stock Market, LLC • $2.17B in assets • $137.8 market capitalization • Diversified Revenue Stream – 23.41% Non - Interest Income • Low risk profile – Nonperforming Assets 0.75% of Total Assets • Dividend yield – 3 .60% • Price to earnings – 7.45x • Price to tangible book – 0.78x Investment Considerations* * As of September 30, 2020 (unaudited) 43

Book Value Per Share 44

Shares Outstanding* 4.8 million Market Capitalization* $137.8M YTD Dividend Per Share* $0.78 Dividend Yield* 3.60% Average Daily Volume^ 4,677 Book Value Per Share* $41.51 Tangible Book Value Per Share* $36.83 Stock Price* $28.87 Price to Earnings (TTM)* 7.45x Price to Tangible Book* 0.78x Return on Average Assets^ 0.95% Return on Average Equity^ 9.74% CHMG Stock at a Glance * as of September 30, 2020(unaudited) ^ YTD 2020 (unaudited) 45

• Strategic growth, through acquisitions and organic performance • Actively looking for acquisition opportunities • Stable low cost deposits • Growth engine in Capital Region • Engaged corporate board and advisory board • Strong capital base • Competitive dividend • Opportunities to improve efficiencies within the organization to improve earnings • Continue to take a proactive leadership role in the communities we serve Key Takeaways 46

CHEMUNG CANAL TRUST COMPANY

Anders M. Tomson	**Karl F. Krebs**
President & CEO	EVP - Chief Financial Officer
518.433.5803	607.737.3714
atomson@chemungcanal.com	kkrebs@chemungcanal.com

Kathy McKillip - Investor Relations - 607.737.3746 - kmckillip@chemungcanal.com

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